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                         TIFF INVESTMENT PROGRAM, INC.
                         Supplement dated July 12, 2002
                        to Prospectus dated May 1, 2002

The following is added to page 5 of the Prospectus under the section entitled "MONEY MANAGERS AND THEIR STRATEGIES":

     DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to US and international equities. The manager identifies attractive stocks using a single quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

The following is added to page 21 of the Prospectus under the section entitled "MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS - MULTI-ASSET FUND":

     DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million. David G. Tilles (CIO and managing director) has been a portfolio manager with Delaware since 1990.

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                         TIFF INVESTMENT PROGRAM, INC.
                         Supplement dated July 12, 2002
            to Statement of Additional Information dated May 1, 2002

The following is added to the table on page 43 of the Statement of Additional Information under the section entitled "EXPLANATION OF HOW INDICES WILL BE USED."

FUND/MONEY MANAGER                             INDEX

TIFF Multi-Asset Fund
Delaware International Advisers Ltd.           MSCI All Country World Free Index